                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ /    Confidential, for Use of  the  Commission  Only  (as  permitted  by  Rule
       14a-6(e)(2))
/ /    Definitive Proxy Statement
/X/    Definitive Additional Materials
/ /    Soliciting Material pursuant to ss. 240.14a-12

                              EMPIRE RESORTS, INC.
                              --------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which  the  filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

/ /    Fee paid previously with preliminary materials:

/ /    Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration  statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

                                      -2-

                              Empire Resorts, Inc.
                             c/o Monticello Raceway
                                    Route 17B
                                  P.O. Box 5013
                           Monticello, New York 12701
                            (845) 794-4100, ext. 478

                                 April 27, 2004

Dear Stockholder:

          We  previously  sent you proxy  materials  for the  Annual  Meeting of
Stockholders of Empire  Resorts,  Inc. to be held on May 12, 2004 including that certain  definitive  proxy  statement  on Schedule 14A dated April 12, 2004 (the
"Proxy Statement").

          The section of the Proxy Statement entitled  "Ownership of Securities"
is hereby amended and restated to read in its entirety as follows:

"OWNERSHIP OF SECURITIES

          The  following  table sets forth  certain  information  regarding  the estimated  beneficial ownership of the Company's voting securities following the merger, based on data existing as of March 24, 2004, by all individuals expected to be directors and executive  officers  following  the  consolidation;  persons expected  to own 5% or more of any  class  of the  Company's  voting  securities following  the  consolidation;  and all of the expected  directors and executive
officers  as  a  group.  Unless  otherwise   indicated,   the  address  of  each
stockholder,  director and executive officer listed below is c/o Empire Resorts,
Inc., Route 17B, P.O. Box 5013, Monticello, New York, 12701.

                                                                     Series B Preferred           Series E Preferred
                               Common Stock Beneficially             Stock Beneficially            Stock Beneficially
                                        Owned(1)                          Owned(1)                       Owned(1)
                               ----------------------------        -----------------------       -------------------------
                                 Shares          Percentage        Shares          Percentage    Shares          Percentage
                               ---------          ---------        ------          ----------    ------          ----------

Robert A. Berman             4,605,334(2)           17.59%            --                --          --                --

Scott A. Kaniewski           1,000,610(3)            3.82%            --                --          --                --

Watertone Holdings           4,565,010              17.63%            --                --          --                --

Thomas W. Aro                   47,700(4)               *             --                --          --                --

Paul A. deBary                 187,684(5)               *             --                --          --                --

Morad Tahbaz                 1,337,359(6)            5.16%            --                --          --                --

David Matheson                  35,000(7)               *             --                --          --                --

John Sharpe                     17,000(8)               *             --                --          --                --

David P. Hanlon                 15,000(9)               *             --                --          --                --

Arthur I. Sonnenblick           15,000(10)              *             --                --          --                --

Joseph E. Bernstein          2,423,253(11)           9.35%            --                --          --                --

JB Trust                     2,362,058(12)           9.12%            --                --          --                --

Ralph J. Bernstein           2,324,753(13)           8.97%            --                --          --                --

Americas Tower Partners      6,599,294              25.48%            --                --          --                --

Maurice Dabbah               2,006,291(14)           7.75%            --                --          --                --

Monticello Realty            5,732,261              22.13%            --                --          --                --

Directors and executive     11,988,693              45.03%            --                --          --                --
officers as a group (11
persons) (2)-(11), (13)

BP Group, Ltd.                 --                       --          44,258             100%         --                --
8306 Tibet Butler Drive
Windemere, FL

The Bryanston Group, Inc.      --                       --            --                --          1,551,213        89.6%
2424 Route 52
Hopewell Junction, NY
12533

Stanley Tollman                --                       --            --                --            152,817         8.8%
The Bryanston Group, Inc.
2424 Route 52
Hopewell Junction, NY
12533

----------

* less than 1%

(1)  A person is deemed to be the beneficial owner of voting securities that can be acquired  by such  person  within 60 days after the record date upon the exercise  of  options  and  warrants  and  the  conversion  of  convertible securities.  Each beneficial  owner's percentage of ownership is determined by assuming that all options,  warrants or convertible  securities  held by such person  (but not those held by any other  person)  that are  currently exercisable  or  convertible  (i.e.,  that are  exercisable  or convertible within 60 days after the record date) have been exercised or converted.

(2)  Includes  1,094,004  shares of common  stock  owned  directly  by Robert A.
     Berman,  options that are  currently  exercisable  into  279,189  shares of common  stock and  3,232,141  shares  of  common  stock  held  directly  by
     Watertone  Holdings.  Robert A.  Berman  directly  holds a 46.305%  limited partnership  interest  in  Watertone  Holdings,  representing  an  indirect beneficial  ownership interest in 2,113,828 shares of such 3,232,141 shares of the Company's common stock held directly by Watertone Holdings.  Through
     BKB,  LLC,  82% of which is owned by Robert  A.  Berman,  Robert A.  Berman indirectly  holds a general  partnership  interest  of .0082% of  Watertone
     Holdings,  representing  an indirect  beneficial  ownership  interest in an additional  37,433 shares of such 3,232,141  shares of the Company's common stock held directly by Watertone Holdings,  and through Avon Road Partners,
     LP,  Robert A. Berman  indirectly  beneficially  holds an addition  23.678%
     limited  partnership  interest  in  Watertone  Holdings,   representing  an
     indirect beneficial  ownership interest in an additional  1,080,880 of such
     3,232,141  shares of the Company's  common stock held directly by Watertone
     Holdings.  Avon Road Partners,  LP is 88% owned by Robert A. Berman,  3% by
     Debbie N. Berman and 9% by the Berman Family Trust whose  beneficiaries are
     Robert A. Berman's children. Debbie N. Berman, Robert A. Berman's wife, and
     Philip B. Berman, Robert A. Berman's brother, are co-trustees of the Berman
     Family  Trust and have joint voting and  dispositive  power with respect to its holdings. Robert A. Berman disclaims beneficial ownership of all shares of common stock held by the Berman Family Trust.

(3)  Includes  134,096  shares  of  common  stock  owned  directly  by  Scott A.
     Kaniewski,  options that are currently  exercisable  into 295,689 shares of common  stock,  506,899  shares of common stock held  directly by Watertone
     Holdings,  28,940  shares of common  stock held  directly by The  Kaniewski
     Family Limited  Partnership and 34,986 shares of common stock held directly by The KFP Trust.  Through  BKB,  LLC,  15.3% of which is owned by Scott A.
     Kaniewski,  Scott  A.  Kaniewski  indirectly  holds a  general  partnership interest  of  .00153%  of  Watertone  Holdings,  representing  an  indirect beneficial ownership interest in an additional 6,984 shares of such 506,899 shares of the Company's  common stock held directly by Watertone  Holdings.
     The  Kaniewski  Family  Limited  Partnership,  with  respect  to which  Mr.
     Kaniewski is a 1% limited  partner and the general partner with sole voting and  dispositive  power,  holds a 4.95%  limited  partnership  interest  in
     Watertone Holdings,  representing an indirect beneficial ownership interest in 225,968 shares of such 506,899 shares of the Company's common stock held directly by Watertone  Holdings,  and through BKB,  LLC,  0.05% of which is owned by The Kaniewski  Family Limited  Partnership,  The Kaniewski  Family

     Limited  Partnership  indirectly  holds a general  partnership  interest of
     .000005%  of  Watertone  Holdings,   representing  an  indirect  beneficial
     ownership interest in an additional 23 shares of such 506,899 shares of the
     Company's  common  stock held  directly  by  Watertone  Holdings.  Scott A.
     Kaniewski disclaims  beneficial ownership of all the shares of common stock owned by the Kaniewski  Family  Limited  Partnership  for any purpose other than voting and dispositive  powers.  The KFP Trust,  whose sole trustee is
     Stacey  B.   Kaniewski,   Scott  A.   Kaniewski's   wife,  and  whose  sole
     beneficiaries  are Scott A.  Kaniewski's  children,  holds a 6.00%  limited partnership  interest  in  Watertone  Holdings,  representing  an  indirect beneficial  ownership  interest in 273,901 shares of such 506,899 shares of
     Empire  Resorts'  common  stock held  directly by Watertone  Holdings,  and through BKB, LLC,  0.05% of which is owned by The KFP Trust,  The KFP Trust indirectly  holds a general  partnership  interest of .000005% of Watertone
     Holdings,  representing  an indirect  beneficial  ownership  interest in an additional 23 shares of such 506,899  shares of the Company's  common stock
     held  directly  by  Watertone   Holdings.   Scott  A.  Kaniewski  disclaims
     beneficial ownership of all shares of common stock held by The KFP Trust.

(4)  Represents  options that are  currently  exercisable  into 43,500 shares of common stock and 4,200  shares of common  stock held  directly by Thomas W.
     Aro.

(5)  Includes 52,103 shares of common stock owned directly by Paul A. deBary and
     135,581  shares of common stock held  directly by Watertone  Holdings.  Mr.
     deBary  directly  holds a 2.97% limited  partnership  interest in Watertone
     Holdings,  representing  an indirect  beneficial  interest in such  135,581 shares of the Company's common stock held directly by Watertone Holdings.

(6)  Includes  options  that are  currently  exercisable  into 17,500  shares of common  stock and  1,319,859  shares of common  stock of the  Company  held directly by Americas Tower Partners.  Morad Tahbaz  beneficially owns a 20%
     partnership  interest of Americas Tower Partners,  representing an indirect beneficial  interest in such 1,319,859 shares of the Company's common stock held directly by Americas Tower Partners.

(7)  Includes  options  that are  currently  exercisable  into 15,000  shares of common  stock and  20,000  shares of common  stock held  directly  by David
     Matheson.

(8)  Represents  options that are  currently  exercisable  into 15,000 shares of common stock and 2,000 shares of common stock held directly by John Sharpe.

(9)  Represents  options that are  currently  exercisable  into 15,000 shares of common stock.

(10) Represents  options that are  currently  exercisable  into 15,000 shares of common stock.

(11) Includes  options  that are  currently  exercisable  into 15,000  shares of common stock, 2,309,753 shares of common stock of the Company held directly by Americas  Tower Partners and 98,500 shares held in the name of Joseph E.
     Bernstein on behalf of the JB Trust. Joseph E. Bernstein  beneficially owns a 1% economic interest and 50% voting power in Americas Tower Partners, and the JB Trust, in which Mr.  Bernstein's  mother,  Helen Bernstein,  is sole
     trustee  and  Mr.   Bernstein's   children  are   ultimate   beneficiaries,
     beneficially owns a 49% economic interest, with no voting rights. Joseph E.
     Bernstein and the JB Trust beneficially own, 2% and 98%,  respectively,  of
     35% of Americas Tower Partners' interest in the consolidation, representing an  aggregate  indirect  beneficial  ownership  interest in such  2,309,753 shares of the  Company's  common  stock held  directly  by  Americas  Tower
     Partners.

(12) Includes  98,500  shares  of  common  stock  held in the name of  Joseph E.
     Bernstein on behalf of the JB Trust and 2,263,558 shares of common stock of the  Company  held  directly  by  Americas  Tower  Partners.  The JB  Trust beneficially  owns a 49%  economic  interest,  with no  voting  rights,  in
     Americas  Tower  Partners.  The JB  Trust  beneficially  owns 98% of 35% of
     Americas Tower  Partners'  interest in the  consolidation,  representing an indirect  beneficial  ownership  interest in such  2,263,558  shares of the
     Company's common stock held directly by Americas Tower Partners.

(13) Includes  options  that are  currently  exercisable  into 15,000  shares of common  stock and  2,309,753  shares of common  stock of the  Company  held directly by Americas Tower Partners.  Ralph Bernstein  beneficially  owns a
     35%  partnership  interest  of Americas  Tower  Partners,  representing  an indirect  beneficial  ownership  interest in such  2,309,753  shares of the

     Company's common stock held directly by Americas Tower Partners.

(14) Represents 2,006,291 shares of common stock of the Company held directly by
     Monticello Realty.  Maurice Dabbah  beneficially owns 35% of the membership
     interests  of  Monticello  Realty,   representing  an  indirect  beneficial
     ownership  interest in such 2,006,291  shares of the Company's common stock held directly by Monticello Realty."

          The subsection of the Proxy Statement entitled "Executive Compensation
-  Compensation  of  Directors"  is hereby  amended and  restated to read in its entirety as follows:

"COMPENSATION OF DIRECTORS

DIRECTORS - CASH COMPENSATION

          The members of the Company's  Board of Directors each receive  $20,000 per year and $1,000 per meeting.  Directors that also serve on committees of the
Board of Directors, other than the audit committee, receive an additional $1,000 per committee meeting for non-employee  committee members,  with the chairperson receiving  $2,500  per  meeting.  With  respect  to  the  audit  committee,  its non-employee  chairperson  receives an additional annual payment of $10,000, and each audit  committee  member  (including the  chairperson)  receives $2,500 per audit committee meeting.

DIRECTORS - STOCK COMPENSATION

          All  members  of the Board of  Directors  receive  an annual  grant of
10,000 stock options at the common  stock's then current fair market value.  All stock options granted to the Company's directors vest immediately.

SPECIAL COMMITTEE

          On November  11, 2003,  the  Company's  Board of  Directors  created a special committee,  comprised solely of David Matheson, to assist the Company in obtaining  all federal and state  regulatory  approvals  necessary  to develop a
tribal  casino  in   conjunction   with  the  Cayuga  Nation  of  New  York.  As
consideration  for his work on this  special  committee,  the Company  agreed to issue Mr. Matheson 20,000 shares of common stock on each of January 30, 2004 and
June 30, 2004. Mr.  Matheson  abstained from all votes of the Board of Directors related to the creation of this special  committee and the  establishment of his compensation."

          All provisions of the Proxy Statement not specifically amended by this supplement remain in full force and effect.

          Please  insert this  supplement  into your Proxy  Statement and retain both this supplement and the Proxy for future reference.

                                          Sincerely,

                                           /s/ Thomas W. Aro
                                          --------------------------------------
                                          Thomas W. Aro,
                                          Chief Operating Officer and Secretary